Franklin Investors Securities Trust

Meeting of Shareholders, May 26, 2006



A Special Meeting of Shareholders of the Trust was held at the Trust's offices, One Franklin Parkway, San Mateo, California on March 21, 2007 and reconvened on April 11, 2007, May 11, 2007 and May 18, 2007. The purpose of the meeting was to elect Trustees of the Trust and to vote on the following Proposals and Sub-
Proposals: to approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust into a Delaware statutory trust; to approve amendments to certain of Franklin Balanced Fund's, Franklin Convertible Securities Fund's, Franklin Equity Income Fund's, Franklin Limited Maturity U.S. Government Securities Fund's and Franklin Real Return Fund's (each, a "Fund") fundamental investment restrictions (including several Sub-Proposals); to approve the elimination of certain of the Funds' fundamental investment restrictions; and to approve the reclassification of certain of the Fund's investment policies as non-fundamental. At the meeting, the following persons were elected by the shareholders to serve as Independent Trustees of the Trust: Harris J. Ashton, Robert F. Carlson, Sam L. Ginn, Edith E. Holiday, Frank W. T. LaHaye, Frank A. Olson, Larry D. Thompson and John B. Wilson. Charles B. Johnson and Rupert H. Johnson Jr. were elected by the shareholders to serve as Interested Trustees. Shareholders also approved the Agreement and Plan of Reorganization that provides for the reorganization of the Trust into a Delaware statutory trust, amendments to certain of the Funds' fundamental investment restrictions (including several Sub-Proposals), the elimination of certain of the Funds' fundamental investment restrictions and the reclassification of certain of the Fund's investment policies as non-fundamental. No other business was transacted at the meeting.

The results of the voting at the meeting are as follows:

Proposal 1.    The election of Trustees:



    Name         For     % of   % of   Withheld  % of    % of
                        Outsta Voted            Outsta  Voted
                        nding  Share             nding  Shares
                        Shares   s              Shares
Harris J.     292,445,9 61.632 98.11  5,625,569 1.185%   1.887%
Ashton         77.426     %      3%      .981
Robert F.     292,546,6 61.653 98.14  5,524,920 1.164%   1.854%
Carlson        27.073     %      6%      .334
Sam L. Ginn   292,595,3 61.663 98.16  5,476,195 1.154%   1.837%
               51.421     %      3%      .986
Edith E.      292,672,3 61.679 98.18  5,399,208 1.138%   1.811%
Holiday        39.354     %      9%      .053
Frank W. T.   292,242,9 61.589 98.04  5,828,560 1.228%   1.955%
LaHaye         86.408     %      5%      .999
Frank A.      292,468,1 61.636 98.12  5,603,396 1.181%   1.880%
Olson          50.457     %      0%      .950
Larry D.      292,820,5 61.711 98.23  5,250,994 1.106%   1.762%
Thompson       53.135     %      8%      .272
John B.       292,847,2 61.716 98.24  5,224,287 1.101%   1.753%
Wilson         59.971     %      7%      .436
Charles B.    292,513,0 61.646 98.13  5,558,506 1.171%   1.865%
Johnson        40.499     %      5%      .908
Rupert H.     292,608,6 61.666 98.16  5,462,894 1.151%   1.833%
Johnson Jr.    52.731     %      7%      .676


Proposal 2.    To approve an Agreement and Plan of Reorganization
that provides for the reorganization of the Trust into a Delaware statutory trust:

 Franklin   Shares Voted  % of    % of
 Balanced               Outstand  Voted
   Fund                   ing    Shares
                         Shares

For         1,662,345.64 89.591%  92.539%
           6
Against     822.468      .045%    .046%
Abstain     10,288.378   .554%    .573%
Broker Non- 122,908.000  6.624%   6.842%
votes
Total       1,796,364.49 96.814%  100.000
           2                     %

 Franklin   Shares Voted  % of    % of
Convertibl              Outstand  Voted
     e                    ing    Shares
Securities               Shares
   Fund

For         31,454,096.9 50.653%  75.741%
           13
Against     691,552.49   1.114%   1.665%
           6
Abstain     1,488,191.   2.397%   3.584%
           299
Broker Non- 7,894,796.00 12.713%  19.010%
votes       0
Total       41,528,636.7 66.877%  100.000
           08                    %

 Franklin   Shares Voted  % of    % of
  Equity                Outstand  Voted
  Income                  ing    Shares
   Fund                  Shares

For         23,320,522.6 50.816%  78.392%
           60
Against     500,252.76   1.090%   1.681%
           1
Abstain     1,763,429.   3.842%   5.928%
           816
Broker Non- 4,164,582.00 9.075%   13.999%
votes       0
Total       29,748,787.2 64.823%  100.000
           37                    %

 Franklin   Shares Voted  % of    % of
  Limited               Outstand  Voted
 Maturity                 ing    Shares
   U.S.                  Shares
Government
Securities
   Fund

For         12,589,708.7 55.249%  77.139%
           00
Against     281,890.74   1.238%   1.727%
           7
Abstain     499,706.40   2.193%   3.062%
           9
Broker Non- 2,949,496.00 12.943%  18.072%
votes       0
Total       16,320,801.8 71.623%  100.000
           56                    %

 Franklin   Shares Voted  % of    % of
   Real                 Outstand  Voted
  Return                  ing    Shares
   Fund                  Shares

For         3,235,214.11 65.012%  78.168%
           7
Against     22,131.032   .444%    .535%
Abstain     151,272.96   3.040%   3.655%
           0
Broker Non- 730,162.000  14.673%  17.642%
votes
Total       4,138,780.10 83.169%  100.000
           9                     %

Proposal 3.    To approve amendments to certain of the Funds'
fundamental investment restrictions (includes several Sub-
Proposals):

(a) To amend the Fund's fundamental investment restriction regarding borrowing:

 Franklin   Shares Voted  % of    % of
  Equity                Outstand  Voted
  Income                  ing    Shares
   Fund                  Shares

For         17,985,234.6 39.190%  70.708%
           23
Against     653,744.08   1.425%   2.570%
           0
Abstain     1,230,166.   2.680%   4.836%
           122
Broker Non- 5,566,815.00 12.130%  21.886%
votes       0
Total       25,435,959.8 55.425%  100.000
           25                    %

 Franklin   Shares Voted  % of    % of
  Limited               Outstand  Voted
 Maturity                 ing    Shares
   U.S.                  Shares
Government
Securities
   Fund

For         12,296,391.7 53.962%  75.921%
           30
Against     371,530.22   1.631%   2.293%
           0
Abstain     567,918.23   2.492%   3.507%
           1
Broker Non- 2,960,559.00 12.992%  18.279%
votes       0
Total       16,196,399.1 71.077%  100.000
           81                    %


(b) To amend the Fund's fundamental investment restriction regarding underwriting:

 Franklin   Shares Voted  % of    % of
  Equity                Outstand  Voted
  Income                  ing    Shares
   Fund                  Shares

For         18,102,262.6 39.445%  71.168%
           64
Against     544,080.63   1.186%   2.139%
           2
Abstain     1,222,801.   2.664%   4.807%
           529
Broker Non- 5,566,815.00 12.130%  21.886%
votes       0
Total       25,435,959.8 55.425%  100.000
           25                    %

 Franklin   Shares Voted  % of    % of
  Limited               Outstand  Voted
 Maturity                 ing    Shares
   U.S.                  Shares
Government
Securities
   Fund

For         12,344,930.6 54.175%  76.220%
           80
Against     320,605.07   1.407%   1.980%
           4
Abstain     570,304.42   2.503%   3.521%
           7
Broker Non- 2,960,559.00 12.992%  18.279%
votes       0
Total       16,196,399.1 71.077%  100.000
           81                    %


(c) To amend the Fund's fundamental investment restriction regarding lending:

 Franklin   Shares Voted  % of    % of
 Balanced               Outstand  Voted
   Fund                   ing    Shares
                         Shares

For         1,667,372.66 89.862%  92.876%
           5
Against     532.014      .029%    .030%
Abstain     454.441      .025%    .025%
Broker Non- 126,901.000  6.839%   7.069%
votes
Total       1,795,260.12 96.755%  100.000
           0                     %

 Franklin   Shares Voted  % of    % of
Convertibl              Outstand  Voted
     e                    ing    Shares
Securities               Shares
   Fund

For         26,647,921.9 42.914%  67.591%
           75
Against     2,185,655.   3.519%   5.544%
           084
Abstain     1,477,073.   2.379%   3.746%
           141
Broker Non- 9,114,442.00 14.678%  23.119%
votes       0
Total       39,425,092.2 63.490%  100.000
           00                    %

 Franklin   Shares Voted  % of    % of
  Equity                Outstand  Voted
  Income                  ing    Shares
   Fund                  Shares

For         17,991,043.5 39.203%  70.731%
           59
Against     668,359.60   1.456%   2.627%
           9
Abstain     1,209,741.   2.636%   4.757%
           657
Broker Non- 5,566,815.00 12.130%  21.885%
votes       0
Total       25,435,959.8 55.425%  100.000
           25                    %

 Franklin   Shares Voted  % of    % of
  Limited               Outstand  Voted
 Maturity                 ing    Shares
   U.S.                  Shares
Government
Securities
   Fund

For         12,290,916.3 53.938%  75.887%
           45
Against     357,139.07   1.568%   2.205%
           1
Abstain     587,784.76   2.579%   3.629%
           5
Broker Non- 2,960,559.00 12.992%  18.279%
votes       0
Total       16,196,399.1 71.077%  100.000
           81                    %

 Franklin   Shares Voted  % of    % of
   Real                 Outstand  Voted
  Return                  ing    Shares
   Fund                  Shares

For         3,096,052.98 62.215%  75.220%
           7
Against     57,108.111   1.148%   1.387%
Abstain     100,206.23   2.013%   2.435%
           1
Broker Non- 862,655.000  17.336%  20.958%
votes
Total       4,116,022.32 82.712%  100.000
           9                     %

(d) To amend the Fund's fundamental investment restriction regarding investments in real estate:

 Franklin   Shares Voted  % of    % of
 Balanced               Outstand  Voted
   Fund                   ing    Shares
                         Shares

For         1,659,654.56 89.446%  92.446%
           4
Against     3,120.924    .169%    .174%
Abstain     5,583.632    .301%    .311%
Broker Non- 126,901.000  6.839%   7.069%
votes
Total       1,795,260.12 96.755%  100.000
           0                     %

 Franklin   Shares Voted  % of    % of
Convertibl              Outstand  Voted
     e                    ing    Shares
Securities               Shares
   Fund

For         27,037,611.2 43.541%  68.580%
           26
Against     1,892,762.   3.048%   4.801%
           245
Abstain     1,380,276.   2.223%   3.501%
           729
Broker Non- 9,114,442.00 14.678%  23.118%
votes       0
Total       39,425,092.2 63.490%  100.000
           00                    %

 Franklin   Shares Voted  % of    % of
  Equity                Outstand  Voted
  Income                  ing    Shares
   Fund                  Shares

For         18,124,090.8 39.493%  71.254%
           89
Against     538,540.07   1.173%   2.117%
           8
Abstain     1,206,513.   2.629%   4.744%
           858
Broker Non- 5,566,815.00 12.130%  21.885%
votes       0
Total       25,435,959.8 55.425%  100.000
           25                    %

 Franklin   Shares Voted  % of    % of
  Limited               Outstand  Voted
 Maturity                 ing    Shares
   U.S.                  Shares
Government
Securities
   Fund

For         12,320,762.4 54.069%  76.071%
           45
Against     347,669.43   1.526%   2.147%
           4
Abstain     567,408.30   2.490%   3.503%
           2
Broker Non- 2,960,559.00 12.992%  18.279%
votes       0
Total       16,196,399.1 71.077%  100.000
           81                    %

 Franklin   Shares Voted  % of    % of
   Real                 Outstand  Voted
  Return                  ing    Shares
   Fund                  Shares

For         3,089,920.05 62.092%  75.071%
           4
Against     53,790.180   1.081%   1.306%
Abstain     109,657.09   2.203%   2.665%
           5
Broker Non- 862,655.000  17.336%  20.958%
votes
Total       4,116,022.32 82.712%  100.000
           9                     %


(e) To amend the Fund's fundamental investment restriction regarding investments in commodities:


 Franklin   Shares Voted  % of    % of
Convertibl              Outstand  Voted
     e                    ing    Shares
Securities               Shares
   Fund

For         26,654,007.2 42.923%  67.607%
           17
Against     2,227,314.   3.587%   5.649%
           175
Abstain     1,429,328.   2.302%   3.626%
           808
Broker Non- 9,114,442.00 14.678%  23.118%
votes       0
Total       39,425,092.2 63.490%  100.000
           00                    %

 Franklin   Shares Voted  % of    % of
  Equity                Outstand  Voted
  Income                  ing    Shares
   Fund                  Shares

For         17,904,327.2 39.014%  70.390%
           57
Against     760,898.13   1.658%   2.991%
           4
Abstain     1,203,919.   2.623%   4.734%
           434
Broker Non- 5,566,815.00 12.130%  21.885%
votes       0
Total       25,435,959.8 55.425%  100.000
           25                    %

 Franklin   Shares Voted  % of    % of
  Limited               Outstand  Voted
 Maturity                 ing    Shares
   U.S.                  Shares
Government
Securities
   Fund

For         12,242,371.9 53.725%  75.587%
           98
Against     408,039.98   1.791%   2.519%
           2
Abstain     585,428.20   2.569%   3.615%
           1
Broker Non- 2,960,559.00 12.992%  18.279%
votes       0
Total       16,196,399.1 71.077%  100.000
           81                    %

 Franklin   Shares Voted  % of    % of
   Real                 Outstand  Voted
  Return                  ing    Shares
   Fund                  Shares

For         3,091,129.35 62.116%  75.100%
           0
Against     61,333.459   1.233%   1.490%
Abstain     100,904.52   2.027%   2.452%
           0
Broker Non- 862,655.000  17.336%  20.958%
votes
Total       4,116,022.32 82.712%  100.000
           9                     %


(f) To amend the Fund's fundamental investment restriction regarding issuing senior securities:

 Franklin   Shares Voted  % of    % of
  Equity                Outstand  Voted
  Income                  ing    Shares
   Fund                  Shares

For         18,067,845.1 39.370%  71.033%
           53
Against     568,171.66   1.238%   2.233%
           1
Abstain     1,233,128.   2.687%   4.849%
           011
Broker Non- 5,566,815.00 12.130%  21.885%
votes       0
Total       25,435,959.8 55.425%  100.000
           25                    %

 Franklin   Shares Voted  % of    % of
  Limited               Outstand  Voted
 Maturity                 ing    Shares
   U.S.                  Shares
Government
Securities
   Fund

For         12,252,051.4 53.768%  75.647%
           86
Against     398,251.74   1.747%   2.459%
           6
Abstain     585,536.94   2.570%   3.615%
           9
Broker Non- 2,960,559.00 12.992%  18.279%
votes       0
Total       16,196,399.1 71.077%  100.000
            81                    %


(g) To amend the Fund's fundamental investment restriction regarding industry concentration:

 Franklin   Shares Voted  % of    % of
Convertibl              Outstand  Voted
     e                    ing    Shares
Securities               Shares
   Fund

For         27,023,146.5 43.518%  68.543%
           37
Against     1,884,049.   3.034%   4.779%
           614
Abstain     1,403,454.   2.260%   3.560%
           049
Broker Non- 9,114,442.00 14.678%  23.118%
votes       0
Total       39,425,092.2 63.490%  100.000
           00                    %

 Franklin   Shares Voted  % of    % of
  Equity                Outstand  Voted
  Income                  ing    Shares
   Fund                  Shares

For         18,116,494.0 39.476%  71.224%
           38
Against     549,724.68   1.198%   2.161%
           4
Abstain     1,202,926.   2.621%   4.729%
           103
Broker Non- 5,566,815.00 12.130%  21.886%
votes       0
Total       25,435,959.8 55.425%  100.000
           25                    %

 Franklin   Shares Voted  % of    % of
  Limited               Outstand  Voted
 Maturity                 ing    Shares
   U.S.                  Shares
Government
Securities
   Fund

For         12,294,910.1 53.956%  75.911%
           53
Against     337,531.31   1.481%   2.084%
           3
Abstain     603,398.71   2.648%   3.726%
           5
Broker Non- 2,960,559.00 12.992%  18.279%
votes       0
Total       16,196,399.1 71.077%  100.000
           81                    %

(h) To amend the Fund's fundamental investment restriction regarding diversification of investments:

 Franklin   Shares Voted  % of    % of
Convertibl              Outstand  Voted
     e                    ing    Shares
Securities               Shares
   Fund

For         27,225,603.7 43.844%  69.057%
           79
Against     1,756,620.   2.829%   4.455%
           991
Abstain     1,328,425.   2.139%   3.370%
           430
Broker Non- 9,114,442.00 14.678%  23.118%
votes       0
Total       39,425,092.2 63.490%  100.000
           00                    %

 Franklin   Shares Voted  % of    % of
  Equity                Outstand  Voted
  Income                  ing    Shares
   Fund                  Shares

For         18,295,640.7 39.866%  71.928%
           77
Against     441,150.98   .962%    1.735%
           1
Abstain     1,132,353.   2.467%   4.451%
           067
Broker Non- 5,566,815.00 12.130%  21.886%
votes       0
Total       25,435,959.8 55.425%  100.000
           25                    %

 Franklin   Shares Voted  % of    % of
  Limited               Outstand  Voted
 Maturity                 ing    Shares
   U.S.                  Shares
Government
Securities
   Fund

For         12,394,304.7 54.392%  76.525%
           04
Against     295,094.73   1.295%   1.822%
           9
Abstain     546,440.73   2.398%   3.374%
           8
Broker Non- 2,960,559.00 12.992%  18.279%
votes       0
Total       16,196,399.1 71.077%  100.000
           81                    %




Proposal 4.    To approve the elimination of certain of the
Fund's fundamental investment restrictions:

 Franklin   Shares Voted  % of    % of
  Equity                Outstand  Voted
  Income                  ing    Shares
   Fund                  Shares

For         17,793,519.1 38.772%  69.954%
           42
Against     758,431.87   1.653%   2.982%
           5
Abstain     1,317,193.   2.870%   5.178%
           808
Broker Non- 5,566,815.00 12.130%  21.886%
votes       0
Total       25,435,959.8 55.425%  100.000
           25                    %

 Franklin   Shares Voted  % of    % of
  Limited               Outstand  Voted
 Maturity                 ing    Shares
   U.S.                  Shares
Government
Securities
   Fund

For         12,268,611.4 53.840%  75.749%
           40
Against     462,270.44   2.029%   2.854%
           4
Abstain     504,958.29   2.216%   3.118%
           7
Broker Non- 2,960,559.00 12.992%  18.279%
votes       0
Total       16,196,399.1 71.077%  100.000
           81                    %

Proposal 5.    To approve the reclassification of certain of the
Fund's investment policies as non-fundamental:


 Franklin   Shares Voted  % of    % of
  Limited               Outstand  Voted
 Maturity                 ing    Shares
   U.S.                  Shares
Government
Securities
   Fund

For         12,125,961.5 53.214%  74.868%
           82
           582531,147.1
           41
Against     531,147.14   2.331%   3.280%
           1
Abstain     578,731.45   2.540%   3.573%
           8
Broker Non- 2,960,559.00 12.992%  18.279%
votes       0
Total       16,196,399.1 71.077%  100.000
           81                    %


Franklin Investors Securities Trust

Meeting of Shareholders, May 26, 2006



A Special Meeting of Shareholders of the Trust was held at the Trust's offices, One Franklin Parkway, San Mateo, California on March 21, 2007 and reconvened on April 11, 2007, May 11, 2007, May 18, 2007 and May 20, 2007. The purpose of the meeting was to elect Trustees of the Trust and to vote on the following Proposals and Sub-Proposals: to approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust into a Delaware statutory trust; and to approve amendments to certain of Franklin Adjustable U.S. Government Securities Fund's, Franklin Floating Rate Daily Access Fund's, Franklin Low Duration Total Return Fund's and Franklin Total Return Fund's (each, a "Fund") fundamental investment restrictions (including several Sub-Proposals). At the meeting, the following persons were elected by the shareholders to serve as Independent Trustees of the Trust: Harris J. Ashton, Robert F. Carlson, Sam L. Ginn, Edith E. Holiday, Frank W. T. LaHaye, Frank A. Olson, Larry D. Thompson and John B. Wilson. Charles B. Johnson and Rupert H. Johnson Jr. were elected by the shareholders to serve as Interested Trustees. Shareholders also approved the Agreement and Plan of Reorganization that provides for the reorganization of the Trust into a Delaware statutory trust and amendments to certain of the Funds' fundamental investment restrictions (including several Sub-Proposals). No other business was transacted at the meeting.

The results of the voting at the meeting are as follows:

Proposal 1.    The election of Trustees:



    Name         For     % of   % of   Withheld  % of    % of
                        Outsta Voted            Outsta  Voted
                        nding  Share             nding  Shares
                        Shares   s              Shares
Harris J.     292,445,9 61.632 98.11  5,625,569 1.185%   1.887%
Ashton         77.426     %      3%      .981
Robert F.     292,546,6 61.653 98.14  5,524,920 1.164%   1.854%
Carlson        27.073     %      6%      .334
Sam L. Ginn   292,595,3 61.663 98.16  5,476,195 1.154%   1.837%
               51.421     %      3%      .986
Edith E.      292,672,3 61.679 98.18  5,399,208 1.138%   1.811%
Holiday        39.354     %      9%      .053
Frank W. T.   292,242,9 61.589 98.04  5,828,560 1.228%   1.955%
LaHaye         86.408     %      5%      .999
Frank A.      292,468,1 61.636 98.12  5,603,396 1.181%   1.880%
Olson          50.457     %      0%      .950
Larry D.      292,820,5 61.711 98.23  5,250,994 1.106%   1.762%
Thompson       53.135     %      8%      .272
John B.       292,847,2 61.716 98.24  5,224,287 1.101%   1.753%
Wilson         59.971     %      7%      .436
Charles B.    292,513,0 61.646 98.13  5,558,506 1.171%   1.865%
Johnson        40.499     %      5%      .908
Rupert H.     292,608,6 61.666 98.16  5,462,894 1.151%   1.833%
Johnson Jr.    52.731     %      7%      .676


Proposal 2.    To approve an Agreement and Plan of Reorganization
that provides for the reorganization of the Trust into a Delaware statutory trust:

 Franklin   Shares Voted  % of    % of
Adjustable              Outstand  Voted
   U.S.                   ing    Shares
Government               Shares
Securities
   Fund

For         21,783,699.5 52.087%  73.758%
           77
Against     562,521.75   1.345%   1.905%
           0
Abstain     1,298,960.   3.106%   4.398%
           636
Broker Non- 5,888,855.00 14.081%  19.939%
votes       0                     %%
Total       29,534,036.9 70.619%  100.000
           63                    %

 Franklin   Shares Voted  % of    % of
 Floating               Outstand  Voted
Rate Daily                ing    Shares
  Access                 Shares
   Fund

For         109,848,438. 50.593%  70.854%
           982
Against     3,377,043.   1.555%   2.178%
           165
Abstain     9,473,515.   4.364%   6.111%
           092
Broker Non- 32,336,503.0 14.893%  20.857%
votes       00
Total       155,035,500. 71.405%  100.000
           239                   %

 Franklin   Shares Voted  % of    % of
    Low                 Outstand  Voted
 Duration                 ing    Shares
   Total                 Shares
  Return
   Fund

For         794,541.269  64.415%  76.767%
Against     16,538.567   1.341%   1.598%
Abstain     10,542.917   .854%    1.019%
Broker Non- 213,375.000  17.298%  20.616%
votes
Total       1,034,997.75 83.908%  100.000
           3                     %

 Franklin   Shares Voted  % of    % of
   Total                Outstand  Voted
  Return                  ing    Shares
   Fund                  Shares

For         48,159,896.4 62.772%  86.530%
           21
Against     393,869.56   .513%    .708%
           9
Abstain     1,255,755.   1.637%   2.256%
           960
Broker Non- 5,847,265.00 7.621%   10.506%
votes       0
Total       55,656,786.9 72.543%  100.000
           50                    %


Proposal 3.    To approve amendments to certain of the Funds'
fundamental investment restrictions (includes several Sub-
Proposals):

(a) To amend the Fund's fundamental investment restriction regarding borrowing:

 Franklin   Shares Voted  % of    % of
Adjustable              Outstand  Voted
   U.S.                   ing    Shares
Government               Shares
Securities
   Fund

For         21,429,546.5 51.241%  72.713%
           03
Against     790,529.59   1.890%   2.682%
           1
Abstain     1,359,959.   3.252%   4.615%
           907
Broker Non- 5,891,545.00 14.087%  19.990%
votes       0
Total       29,471,581.0 70.470%  100.000
           01                    %

 Franklin   Shares Voted  % of    % of
 Floating               Outstand  Voted
Rate Daily                ing    Shares
  Access                 Shares
   Fund

For         107,869,335. 49.681%  69.577%
           595
Against     5,274,909.   2.430%   3.403%
           372
Abstain     9,554,752.   4.401%   6.162%
           272
Broker Non- 32,336,503.0 14.893%  20.858%
votes       00
Total       155,035,500. 71.405%  100.000
           239                   %


 Franklin   Shares Voted  % of    % of
   Total                Outstand  Voted
  Return                  ing    Shares
   Fund                  Shares

For         48,159,896.4 62.772%  86.530%
           21
Against     393,869.56   .513%    .708%
           9
Abstain     1,255,755.   1.637%   2.256%
           960
Broker Non- 5,847,265.00 7.621%   10.506%
votes       0
Total       55,656,786.9 72.543%  100.000
           50                    %


(b) To amend the Fund's fundamental investment restriction regarding underwriting:

 Franklin   Shares Voted  % of    % of
Adjustable              Outstand  Voted
   U.S.                   ing    Shares
Government               Shares
Securities
   Fund

For         21,464,976.8 51.325%  72.833%
           37
Against     712,260.55   1.703%   2.417%
           9
Abstain     1,402,798.   3.355%   4.760%
           605
Broker Non- 5,891,545.00 14.087%  19.990%
votes       0
Total       29,471,581.0 70.470%  100.000
           01                    %



(c) To amend the Fund's fundamental investment restriction regarding lending:

 Franklin   Shares Voted  % of    % of
Adjustable              Outstand  Voted
   U.S.                   ing    Shares
Government               Shares
Securities
   Fund

For         21,526,472.5 51.472%  73.041%
           69
Against     757,870.70   1.813%   2.572%
           5
Abstain     1,295,692.   3.098%   4.396%
           727
Broker Non- 5,891,545.00 14.087%  19.991%
votes       0
Total       29,471,581.0 70.470%  100.000
           01                    %

 Franklin   Shares Voted  % of    % of
 Floating               Outstand  Voted
Rate Daily                ing    Shares
  Access                 Shares
   Fund

For         108,378,383. 49.916%  69.906%
           623
Against     4,854,792.   2.236%   3.131%
           610
Abstain     9,465,821.   4.360%   6.106%
           006
Broker Non- 32,336,503.0 14.893%  20.857%
votes       00
Total       155,035,500. 71.405%  100.000
           239                   %

 Franklin   Shares Voted  % of    % of
    Low                 Outstand  Voted
 Duration                 ing    Shares
   Total                 Shares
  Return
   Fund

For         725,828.561  58.843%  74.273%
Against     9,934.524    .806%    1.017%
Abstain     21,978.856   1.781%   2.249%
Broker Non- 219,502.000  17.796%  22.461%
votes
Total       977,243.941  79.226%  100.000
                                 %

 Franklin   Shares Voted  % of    % of
   Total                Outstand  Voted
  Return                  ing    Shares
   Fund                  Shares

For         45,761,331.6 59.646%  84.891%
           57
Against     566,572.68   .738%    1.051%
           4
Abstain     1,024,961.   1.336%   1.901%
           091
Broker Non- 6,553,410.00 8.542%   12.157%
votes       0
Total       53,906,275.4 70.262%  100.000
           32                    %


(d) To amend the Fund's fundamental investment restriction regarding investments in real estate:

 Franklin   Shares Voted  % of    % of
Adjustable              Outstand  Voted
   U.S.                   ing    Shares
Government               Shares
Securities
   Fund

For         21,541,678.7 51.509%  73.093%
           70
Against     724,421.56   1.732%   2.458%
           5
Abstain     1,313,935.   3.142%   4.458%
           666
Broker Non- 5,891,545.00 14.087%  19.991%
votes       0
Total       29,471,581.0 70.470%  100.000
           01                    %

 Franklin   Shares Voted  % of    % of
 Floating               Outstand  Voted
Rate Daily                ing    Shares
  Access                 Shares
   Fund

For         108,287,925. 49.874%  69.847%
           121
Against     5,091,085.   2.345%   3.284%
           818
Abstain     9,319,986.   4.293%   6.011%
           300
Broker Non- 32,336,503.0 14.893%  20.858%
votes       00
Total       155,035,500. 71.405%  100.000
           239                   %

 Franklin   Shares Voted  % of    % of
    Low                 Outstand  Voted
 Duration                 ing    Shares
   Total                 Shares
  Return
   Fund

For         722,475.242  58.571%  73.930%
Against     25,689.388   2.083%   2.629%
Abstain     9,577.311    .776%    .980%
Broker Non- 219,502.000  17.796%  22.461%
votes
Total       977,243.941  79.226%  100.000
                                 %

 Franklin   Shares Voted  % of    % of
   Total                Outstand  Voted
  Return                  ing    Shares
   Fund                  Shares

For         45,962,268.9 59.907%  85.263%
           00
Against     451,365.11   .589%    .838%
           5
Abstain     939,231.41   1.224%   1.742%
           7
Broker Non- 6,553,410.00 8.542%   12.157%
votes       0
Total       53,906,275.4 70.262%  100.000
           32                    %



(e) To amend the Fund's fundamental investment restriction regarding investments in commodities:


 Franklin   Shares Voted  % of    % of
Adjustable              Outstand  Voted
   U.S.                   ing    Shares
Government               Shares
Securities
   Fund

For         21,350,922.4 51.053%  72.446%
           52
Against     833,197.12   1.992%   2.827%
           1
Abstain     1,395,916.   3.338%   4.737%
           428
Broker Non- 5,891,545.00 14.087%  19.990%
votes       0
Total       29,471,581.0 70.470%  100.000
           01                    %

 Franklin   Shares Voted  % of    % of
 Floating               Outstand  Voted
Rate Daily                ing    Shares
  Access                 Shares
   Fund

For         108,066,812. 49.772%  69.705%
           850
Against     5,186,769.   2.389%   3.345%
           236
Abstain     9,445,415.   4.351%   6.093%
           153
Broker Non- 32,336,503.0 14.893%  20.857%
votes       00
Total       155,035,500. 71.405%  100.000
           239                   %

 Franklin   Shares Voted  % of    % of
    Low                 Outstand  Voted
 Duration                 ing    Shares
   Total                 Shares
  Return
   Fund

For         722,035.339  58.536%  73.885%
Against     25,777.784   2.090%   2.638%
Abstain     9,928.818    .804%    1.016%
Broker Non- 219,502.000  17.796%  22.461%
votes
Total       977,243.941  79.226%  100.000
                                 %

 Franklin   Shares Voted  % of    % of
   Total                Outstand  Voted
  Return                  ing    Shares
   Fund                  Shares

For         45,670,163.3 59.527%  84.721%
           65
Against     639,383.38   .833%    1.187%
           0
Abstain     1,043,318.   1.360%   1.935%
           687
Broker Non- 6,553,410.00 8.542%   12.157%
votes       0
Total       53,906,275.4 70.262%  100.000
           32                    %


(f) To amend the Fund's fundamental investment restriction regarding issuing senior securities:

 Franklin   Shares Voted  % of    % of
Adjustable              Outstand  Voted
   U.S.                   ing    Shares
Government               Shares
Securities
   Fund

For         21,421,017.0 51.220%  72.684%
           73
Against     727,734.62   1.740%   2.469%
           9
Abstain     1,431,284.   3.423%   4.857%
           299
Broker Non- 5,891,545.00 14.087%  19.990%
votes       0
Total       29,471,581.0 70.470%  100.000
           01                    %

 Franklin   Shares Voted  % of    % of
 Floating               Outstand  Voted
Rate Daily                ing    Shares
  Access                 Shares
   Fund

For         108,817,833. 50.118%  70.189%
           538
Against     4,433,878.   2.042%   2.860%
           967
Abstain     9,447,284.   4.352%   6.094%
           734
Broker Non- 32,336,503.0 14.893%  20.857%
votes       00
Total       155,035,500. 71.405%  100.000
            239                   %


 Franklin   Shares Voted  % of    % of
   Total                Outstand  Voted
  Return                  ing    Shares
   Fund                  Shares

For         45,801,110.0 59.697%  84.964%
           28
Against     506,704.10   .661%    .940%
           6
Abstain     1,045,051.   1.362%   1.939%
           298
Broker Non- 6,553,410.00 8.542%   12.157%
votes       0
Total       53,906,275.4 70.262%  100.000
            32                    %


(g) To amend the Fund's fundamental investment restriction regarding industry concentration:

 Franklin   Shares Voted  % of    % of
Adjustable              Outstand  Voted
   U.S.                   ing    Shares
Government               Shares
Securities
   Fund

For         21,443,963.4 51.275%  72.761%
           53
Against     728,294.26   1.741%   2.472%
           5
Abstain     1,407,778.   3.367%   4.776%
           283
Broker Non- 5,891,545.00 14.087%  19.991%
votes       0
Total       29,471,581.0 70.470%  100.000
           01                    %

 Franklin   Shares Voted  % of    % of
 Floating               Outstand  Voted
Rate Daily                ing    Shares
  Access                 Shares
   Fund

For         108,187,558. 49.828%  69.782%
           380
Against     4,823,812.   2.222%   3.112%
           099
Abstain     9,687,626.   4.462%   6.248%
           760
Broker Non- 32,336,503.0 14.893%  20.858%
votes       00
Total       155,035,500. 71.405%  100.000
           239                   %


(h) To amend the Fund's fundamental investment restriction regarding diversification of investments:

 Franklin   Shares Voted  % of    % of
Adjustable              Outstand  Voted
   U.S.                   ing    Shares
Government               Shares
Securities
   Fund

For         21,645,298.0 51.756%  73.445%
           42
Against     601,087.20   1.438%   2.039%
           7
Abstain     1,333,650.   3.189%   4.526%
           752
Broker Non- 5,891,545.00 14.087%  19.990%
votes       0
Total       29,471,581.0 70.470%  100.000
           01                    %

 Franklin   Shares Voted  % of    % of
   Total                Outstand  Voted
  Return                  ing    Shares
   Fund                  Shares

For         45,992,529.3 59.947%  85.319%
           88
Against     382,805.06   .499%    .711%
           7
Abstain     977,530.97   1.274%   1.813%
           7
Broker Non- 6,553,410.00 8.542%   12.157%
votes       0
Total       53,906,275.4 70.262%  100.000
           32                    %